[LOGO OF SMITH BARNEY MUTUAL FUNDS]




                                  SMITH BARNEY
                                FUNDAMENTAL VALUE

                                   Fund Inc.

                                                         CLASSIC INVESTOR SERIES

                                                         SEMI-ANNUAL REPORT

                                                         MARCH 31, 2000


                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

================================================================================

SSB Citi Fund Management LLC ("SSBC") represents more than a century of managing money. Our clients range from Fortune 500 companies to private family businesses and individuals around the world. With a tradition of integrity and hard work dating back to our present company's origins in 1873, SSBC today offers professionally managed solutions for the serious investor.

Fundamental Value FUND INC.

The Fund is managed by John Goode, an experienced and conservative portfolio manager who employs strict research and analysis to seek to uncover relative values not yet recognized by the marketplace. Seeking to minimize risk through prudent top-down and bottom-up approaches, Mr. Goode's philosophy for managing the Fund incorporates:

               A Focused Approach to Value Investing

[GRAPHIC]      We believe that the best long-term results can be achieved by concentrating on a carefully selected group of securities. The
               Fund avoids overdiversification by focusing on a core portfolio that typically contains 30 to 50 stocks.

               A Disciplined Investment Process

[GRAPHIC]      We search for leading businesses with sound fundamentals that are undervalued in the marketplace and, that we believe, have above-average potential for capital growth.

               Flexible Stock Selection

[GRAPHIC]      We consider both the business fundamentals of prospective
               companies as well as the outlook for their particular industry and overall economic trends. The Fund has the flexibility to invest across market capitalizations* and increase its cash position if growth opportunities do not appear attractive.


               *Historically, small- and mid-cap stocks have provided higher long-term returns than large-cap stocks but with significantly more price volatility.

Smith Barney Fundamental Value Fund Inc.

The Smith Barney Fundamental Value Fund Inc. ("Fund") seeks long-term growth of capital, with current income as a secondary objective. The Fund invests primarily in the stocks of companies believed to be undervalued in the marketplace.

Smith Barney Fundamental Value Fund Inc.
Average Annual Total Returns
March 31, 2000

                                  Without Sales Charges(1)
                           -----------------------------------------
                           Class A         Class B         Class L
====================================================================
Six Months+                27.51%          27.08%          27.00%
--------------------------------------------------------------------
One-Year                   37.77           36.63           36.66
--------------------------------------------------------------------
Five-Year                  22.94           22.01           22.00
--------------------------------------------------------------------
Ten-Year                   17.85             N/A             N/A
--------------------------------------------------------------------
Since Inception++          15.66           18.88           18.05
====================================================================

                                   With Sales Charges(2)
                           -----------------------------------------
                           Class A         Class B         Class L
====================================================================
Six Months+                21.13%          22.08%          24.72%
--------------------------------------------------------------------
One-Year                   30.86           31.63           34.29
--------------------------------------------------------------------
Five-Year                  21.68           21.92           21.74
--------------------------------------------------------------------
Ten-Year                   17.25             N/A             N/A
--------------------------------------------------------------------
Since Inception++          15.34           18.88           17.88
====================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
+ Total return is not annualized, as it may not be representative of the total return for the year.
++ Inception dates for Class A, B and L shares are November 12, 1981, November 6, 1992 and August 10, 1993, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

We continue to seek out leading companies whose share prices may be down for reasons we consider to be temporary. We believe this process allows us to buy company shares for the Fund at prices that already incorporate lowered expectations and limited near term belief in a business' upside potential. This approach allows us to develop, in many cases, outstanding risk and reward ratios because much of the downside risk may already be reflected in share prices.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

                        Class A                   SHFVX
                        Class B                   SFVBX
                        Class L                   SFVCX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

A Message from the Chairman ..............................................   2

Shareholder Letter .......................................................   3

Historical Performance ...................................................   8

Smith Barney Fundamental Value Fund Inc.
at a Glance ..............................................................  11

Schedule of Investments ..................................................  12

Statement of Assets and Liabilities ......................................  16

Statement of Operations ..................................................  17

Statements of Changes in Net Assets ......................................  18

Notes to Financial Statements ............................................  19

Financial Highlights .....................................................  24

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Smith Barney Fundamental Value Fund Inc.                                       1

--------------------------------------------------------------------------------
A Message from the Chairman Heath B. McLendon
--------------------------------------------------------------------------------

    [PHOTO]

Heath B. McLendon
Chairman

The U.S. economy has continued its rate of historic growth in the new millennium. Unemployment is at an all-time low as consumer confidence reaches all-time highs. However, in recent weeks, the U.S. markets have been characterized by record volatility, leaving many investors with no clear indication of the future direction of the market.

At SSB Citi Asset Management, Citigroup's asset management division, we remain firmly committed to our belief that individual company selection should continue to be the primary focus of any investor in any market. We believe that those companies with superior products, strong management and a sound business plan should be well-positioned to deliver continued earnings growth in the evolving global economy.

Placing our clients' needs first has been Citigroup's tradition for over a century. We provide some 100 million people, businesses, governments and institutions in 100 countries with a broad range of financial products and services. SSB Citi Asset Management offers you access to a broad range of products including equities, fixed income and money markets. Our global resources are extensive, far-reaching and powerful, with a strong presence in the U.S., Europe, Japan, Latin America, Asia Pacific and Australia.

We invite you to explore our capabilities as a market leader in areas such as retirement, tax and estate planning, and we encourage you to work closely with your Salomon Smith Barney Financial Consultant to discuss the full range of services we offer. He or she can further discuss the unique advantages of professional investment management and how SSB Citi Asset Management can help you develop a long-term disciplined plan to help you achieve your investment goals.

When you invest with SSB Citi Asset Management, you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

April 18, 2000

--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

     [PHOTO]

John G. Goode
Vice President and
Investment Officer

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Fundamental Value Fund Inc. ("Fund") for the period ended March 31, 2000. In this report, we have summarized the period's prevailing economic and market conditions and outlined our portfolio strategy. Any discussion of the Fund's holdings is as of March 31, 2000. Please refer to pages twelve through fifteen for a list of the Fund's holdings. We hope you find this report to be useful and informative.


Performance Update

For the six-month period ended March 31, 2000, the Fundamental Value Fund's Class A, B and L shares returned 27.51%, 27.08% and 27.00%, without sales charges, respectively. The Fund's Class A, B and L shares, with sales charges, returned 21.13%, 22.08% and 24.72%, respectively, for the same time period. In comparison, the return for the Standard & Poor's 500 Index ("S&P 500")/1/ was 17.50% for the same time period.

Portfolio Strategy & Recent Results

The primary investment approach used to select positions for the Fund's portfolio is identifying leading franchises when their share prices are out of favor for reasons believed to be temporary. In our view, even the best companies sometimes stumble or are faced with business conditions that challenge their near-term ability to meet investor expectations. These periods represent opportunities for us. Of course, the art in the process is to identify the "rubber balls," namely those companies that may bounce back and return to favor with investors rather than "broken eggs," companies whose longer-term prospects are not as favorable and whose share prices remain depressed for extended periods of time. (Of course, past performance is not indicative of future results.)

Our investment process means that we seek to buy companies when the downside risk is believed to be low because much of the decline in their share prices may have already occurred. To the extent that a company's upside potential prospects are attractive, this means we think a favorable risk and reward ratio has been obtained. There are many factors that a portfolio manager should consider but we think that selecting leading companies whose upside potential far exceeds the downside exposure should rank near the top of the priority list.

In our opinion, the highly rotational stock market during the reporting period was actually helpful to value managers like us. (Value investing consists of identifying securities of companies that are believed to be undervalued but have good longer-term business prospects. Growth investing consists of investing in companies with historically strong and relatively predictable earnings growth rates.)

Stocks that reach and exceed our most optimistic goals permit "harvesting," namely the gradual selling of a position to lock in profits. Conversely, some companies find their shares are sold indiscriminately, with the result that the share price may go lower than most anyone would expect. In this instance, the "love/hate" approach of many mutual funds and other large-sized investors can, in our opinion, generate some outstanding buying opportunities.

------------
1 The S&P 500 is a market capitalization-weighted measure of 500 widely-held common stocks. Please note that the Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       3

Portfolio Update 2

Included in the table on page four are the leading performers in the Fundamental Value Fund from September 1999 to March 2000. Technology stocks we purchased in 1997 through 1998 contributed to our performance. (Again, past performance is not indicative of future results.)

Companies such as Scientific-Atlanta, Cypress Semiconductor, Adobe Systems, Intel and Texas Instruments all made our top 15 list. Each of these companies was bought when it was out-of-favor. For example, Intel was purchased several years ago when a well-publicized chip recall caused its shares to go down substantially.

The Fund's top 15 performers also included companies not generally associated with the euphoria and speculation in the technology arena. Health Management Associates, Fleming Companies, United HealthCare, Merrill Lynch, Precision Castparts, Ocean Energy and General Motors were outstanding Fund performers during the period as well.

--------------------------------------------------------------------------------
              Top 15 Performers*                                        Return
--------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                                                125.3%
A leading supplier of broadband
communications systems, satellite-based
video, voice and data communications
networks and worldwide customer service
and support
--------------------------------------------------------------------------------
Cypress Semiconductor Corp.                                             118.0
Designs, develops, manufactures and
markets a broad line of high-performance
digital and mixed-signal integrated circuits
--------------------------------------------------------------------------------
Health Management Associates, Inc.                                      113.7
A provider of general health services to
nonurban areas
--------------------------------------------------------------------------------
Aphton Corp.                                                             94.8
A biopharmaceutical company that
develops products using innovative,
vaccine-like technology
--------------------------------------------------------------------------------
Adobe Systems Inc.                                                       94.1
Provider of graphic design, publishing,
and imaging software for Web and print
production
--------------------------------------------------------------------------------
Intel Corp.                                                              67.9
Semiconductor chip maker
--------------------------------------------------------------------------------
Texas Instruments Inc.                                                   65.9
Global semiconductor company and the
world's leading designer and supplier of
digital signal Processors and analog
integrated circuits
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Bottom 15 Performers*                                     Return
--------------------------------------------------------------------------------
Del Webb Corp.                                                          -29.7%
A developer of active adult communities
and family and country club communities
--------------------------------------------------------------------------------
Crown Cork & Seal Co., Inc.                                             -26.0
Manufactures packaging products for
consumer marketing companies
--------------------------------------------------------------------------------
Johnson & Johnson                                                       -20.0
Manufactures and sells a variety of health
care products worldwide
--------------------------------------------------------------------------------
Smurfit-Stone Container Corp.                                           -18.2
A manufacturer of paperboard and
packaging products
--------------------------------------------------------------------------------
McKesson HBOC Inc.                                                      -18.1
A health care supply management company
--------------------------------------------------------------------------------
Engelhard Corp.                                                         -11.9
Provides environmental technologies,
chemical products, engineered materials
and related services
--------------------------------------------------------------------------------
Archer-Daniels-Midland Co.                                              -10.6
One of the world's largest processors of
oilseeds, corn and wheat
--------------------------------------------------------------------------------

----------
2 Please note that portfolio holdings are as of March 31, 2000 and are subject to change.
* Source: Davis Skaggs Investment Management

--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
              Top 15 Performers* (cont.)                                Return
--------------------------------------------------------------------------------
Fleming Companies, Inc.                                                  65.8%
Operator of two major businesses,
distribution and retail operations
--------------------------------------------------------------------------------
United HealthCare Corp.                                                  65.4
Provider of health care management
services through organized health systems
and insurance products
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                                50.2
Provider of investment, financing,
advisory, insurance and related products
and services
--------------------------------------------------------------------------------
Precision Castparts Corp.                                                43.3
Manufacturer of complex structural
products for the gas, turbine, airframe, fluid
management, industrial metalworking tools
and machines product markets
--------------------------------------------------------------------------------
Time Warner Inc.                                                         38.1
Media and entertainment company

--------------------------------------------------------------------------------
Ocean Energy Inc.                                                        36.5
An energy company engaged in the
development, production, exploration
and acquisition of oil and natural gas
--------------------------------------------------------------------------------
General Motors Corp.                                                     35.1
Designer, manufacturer and marketer of
automobiles, trucks and related parts


--------------------------------------------------------------------------------
American International Group, Inc.                                       32.5
A global insurance holding company

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Bottom 15 Performers* (cont.)                             Return
--------------------------------------------------------------------------------
Merck & Co., Inc.                                                        -9.2%
A global research-driven pharmaceutical
company
--------------------------------------------------------------------------------
MGIC Investment Corp.                                                    -8.8
A holding company that provides private
mortgage insurance coverage to the home
mortgage lending industry
--------------------------------------------------------------------------------
E.I. du Pont de Nemours & Co.                                            -3.8
A global science and technology company


--------------------------------------------------------------------------------
Royal Dutch Petroleum Co.                                                -3.7
A holding company that owns 60% of
Royal Dutch/Shell Group, the oil & gas
company

--------------------------------------------------------------------------------
Baker Hughes Inc.                                                        -1.5
A leading supplier of products and services
to the worldwide oil and gas industry
--------------------------------------------------------------------------------
AmeriSource Health Corp.                                                 -1.0
A wholesale distributor of pharmaceuticals and related health care services

--------------------------------------------------------------------------------
Chevron Corp.                                                            -0.9
A company operating in fully integrated
petroleum operations, chemicals operations,
and coal mining through subsidiaries and
affiliates worldwide
--------------------------------------------------------------------------------
Rouse Company                                                            -0.8
A real estate investment trust company
(REIT)
--------------------------------------------------------------------------------
* Source: Davis Skaggs Investment Management

The lagging stocks during the six-month period ended March 31, 2000 included a variety of companies in the pharmaceutical, health care, financial services, energy, basic materials, building and paper industries sectors. Yet, in some cases, these stocks have rebounded nicely since the end of the first quarter of 2000.

The Rearview Mirror -- An Imperfect Guide to the Future

From a performance standpoint, the last two years have seen among the narrowest stock markets in history, as a limited number of companies caused the leading indexes to advance at the same time and put most share prices under pressure. The Ned Davis Research organization did a study at year-end 1999 which analyzed the performance of more than 7,000 companies in its database. Just over 4,700 (or approximately two-thirds) of them declined during a so-called bull market year.

We think this pattern is unlikely to continue. In our opinion, the investment landscape may likely incorporate many of the following trends in the next three to five years. (Of course, no guarantees can be given that our expectations will be met.)

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       5

 . The S&P 500 had an average annual appreciation of 18% over the last decade.
   This and another ten-year period in the 1950s are the high watermarks for S&P 500 performance since 1925. We believe it's likely that future stock returns may regress toward the long-term average of 10%-12%. In such an environment, the market should broaden out. Historically, this development has favored value managers.

 . The price-to-earnings ("P/E") ratio for the S&P 500 doubled between 1994 through 1999. (A P/E ratio is the price of a stock divided by its earnings per share.) This means that 15% per year of performance came from P/E expansion. We believe P/E ratios have peaked, for several reasons, and some important components of the S&P 500 may actually experience some P/E contraction in the coming years as many investors look to purchase shares of companies that have more favorable valuations.

 . Small- and mid-cap stocks dramatically underperformed larger companies in the most recent five-year period. We expect them to outperform by a significant margin in the next three to five years. We think that the Fund probably may have 25%-35% of its assets in this area of the stock market. And while no guarantees can be given, all-cap portfolios such as Fundamental Value may outperform large-cap portfolios if our assessment proves to be correct.

 . In our view, the best news may be behind us on inflation. After 20 years of disinflation or deflation, tight labor markets at home and expanding economies abroad, we think that prices may increase to 3%-3 1/2% in the next 12 to 18 months. Although this is only a moderate increase from recent experience, movement at the margin of any market or indicator is what we think counts. Somewhat higher inflation may be one factor causing P/E ratios to contract for many of the leading companies and currently popular stocks. This trend may also generate some additional interest in natural resources and hard assets.

 . One of the real stock market pariahs in recent years has been yield. This year the stock market's yield is one of the lowest on record. Clearly the focus of many investors has clearly been on capital appreciation. If overall market returns go back to more "normal" levels, stocks that provide significant up-front returns in the form of dividends may become more highly prized. The irony could be that these stocks, at least for the next two to three years, may also generate substantial capital gains.

A Word About Technology

In the last few years, technology shares have gone from being merely popular to being the only thing many investors want to own. Terms such as "New Economy" became popular as valuations for most technology issues went to levels difficult for many people to comprehend and the technology weight in the S&P 500 went past 35% from less than 10% a decade earlier. Technology is transforming many aspects of our economy and those around the world; however, this is a process that has been in effect for more than 100 years! There has always been a "New Economy."

At the beginning of the 20th century, the telephone and electricity were all the rage as the inventions of Alexander Graham Bell and Thomas Edison changed the way people lived and worked as never before. Shortly thereafter, the automobile and airplane also brought additional revolutionary products and social and economic change. The introduction of radio and television further separated the 20th century from previous ones. Advances in electronics, first the transistor, the semiconductor and then the microprocessor made possible the now ubiquitous personal computer in the last half of the century. In the last quarter century, gene splicing, genetic engineering and now the decoding of the human genome offer the promise of a successful assault on many diseases and afflictions of mankind.

Therefore, the present enthusiasm for technology and the Internet and things labeled "New Economy" have

--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders
much in common with other periods in history. However, technological advances bring both opportunity and risk. In our opinion, this is not a one-way street. For example, at one point in the last century, there were several hundred automobile manufacturers. However, within a few years, virtually all of them had failed for one reason or another. As a result, many investors in automobiles lost 100% of their capital. And while no one can predict the future with any degree of certainty, the same process may also occur today with respect to Internet stocks. It seems likely that for every Internet success story, there will be many more that fail or need to be merged at fire-sale prices into the industry survivors.

The noted economist, Joseph Schumpeter, characterized capitalism as embodying the process of "creative destruction," where new products and ideas make old ones obsolete. It is clear that this process works between industries as when the automobile made horse drawn carriages and buggy whips obsolete. Moreover, this "creative destruction" also operates within specific industries, especially early in their history. Usually, too much money enters new markets and far too many competitors are spawned. Order is restored only when the weak are winnowed out and the strongest companies remain. This process has characterized every "New Economy" era in the last 100 years.

Currently we are underweight in technology and have used the recent period of speculative euphoria to reduce our positions meaningfully. The current correction in the technology sector suggests to us that in the months and quarters ahead, values may be created and once again we may be able to find "leading franchises available at depressed prices." We plan to use these periods to "sow" new commitments in technology rather than "harvest" them as was done recently.


Final Thoughts

We think the next few years may be ones in which assets, earning power and price may be much more important than in the last five years, when concepts and speculation generally trumped traditional valuation parameters. There is now a wide disparity between the valuations of "New Economy" and "Old Economy" stocks. We think it is likely that market forces should work to narrow this spread in the coming years through mergers, share repurchases and leveraged buyouts. The recent merger agreement between America Online and Time Warner may be the first of many marriages in the next few years, between New and Old economy companies.

And while no guarantees can be given, in our view, the "new" investing environment of the next five years may be much more favorable to value investors. Value investors generally are much more likely to connect appropriate share prices with the underlying business fundamentals of a company. And while the value discipline has not been very rewarding in the recent past, we think that value investing may be at the center of the stock market's focus in the coming years. If our expectations come true, we believe the Fundamental Value Fund and its investment philosophy may be well-suited to achieve competitive relative and absolute returns for our shareholders over time. (Of course, past performance is not indicative of future results.)

In closing, we believe there are more good values in the stock market than at any time in the last decade and we are enthusiastic about the opportunities before us. Thank you for investing in the Smith Barney Fundamental Value Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ John G. Goode

John G. Goode

Vice President and
Investment Officer

April 18, 2000

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       7

--------------------------------------------------------------------------------
Historical Performance--Class A Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                      --------------------
                      Beginning     End      Income    Capital Gain     Total
Period Ended          of Period  of Period  Dividends  Distributions  Returns(1)
================================================================================
3/31/00                $12.90      $15.48     $0.00        $0.83       27.51%+
--------------------------------------------------------------------------------
9/30/99                 10.07       12.90      0.02         0.72       37.17
--------------------------------------------------------------------------------
9/30/98                 11.37       10.07      0.11         0.52       (6.04)
--------------------------------------------------------------------------------
9/30/97                  9.31       11.37      0.13         0.44       29.53
--------------------------------------------------------------------------------
9/30/96                  8.66        9.31      0.19         0.37       14.73
--------------------------------------------------------------------------------
9/30/95                  8.20        8.66      0.13         0.81       19.94
--------------------------------------------------------------------------------
9/30/94                  8.42        8.20      0.08         0.53        4.92
--------------------------------------------------------------------------------
9/30/93                  7.22        8.42      0.06         0.46       25.23
--------------------------------------------------------------------------------
9/30/92                  6.47        7.22      0.14         0.00       14.01
--------------------------------------------------------------------------------
9/30/91                  5.34        6.47      0.23         0.29       33.47
--------------------------------------------------------------------------------
9/30/90                  7.15        5.34      0.18         0.57      (16.25)
================================================================================
   Total                                      $1.27        $5.54
================================================================================

--------------------------------------------------------------------------------
Historical Performance--Class B Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                      --------------------
                      Beginning     End      Income    Capital Gain     Total
Period Ended          of Period  of Period  Dividends  Distributions  Returns(1)
================================================================================
3/31/00                $12.73      $15.21     $0.00        $0.83       27.08%+
--------------------------------------------------------------------------------
9/30/99                 10.01       12.73      0.00         0.72       36.00
--------------------------------------------------------------------------------
9/30/98                 11.31       10.01      0.03         0.52       (6.79)
--------------------------------------------------------------------------------
9/30/97                  9.26       11.31      0.06         0.44       28.62
--------------------------------------------------------------------------------
9/30/96                  8.62        9.26      0.13         0.37       13.82
--------------------------------------------------------------------------------
9/30/95                  8.16        8.62      0.08         0.81       19.19
--------------------------------------------------------------------------------
9/30/94                  8.37        8.16      0.02         0.53        4.21
--------------------------------------------------------------------------------
Inception*--9/30/93      7.31        8.37      0.05         0.46       22.82+
================================================================================
   Total                                      $0.37        $4.68
================================================================================


--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance--Class L Shares
--------------------------------------------------------------------------------
                        Net Asset Value
                      --------------------
                      Beginning     End       Income   Capital Gain     Total
Period Ended          of Period  of Period  Dividends  Distributions  Returns(1)
================================================================================
3/31/00                $12.73      $15.20     $0.00        $0.83        27.00%+
--------------------------------------------------------------------------------
9/30/99                 10.01       12.73      0.00         0.72        36.00
--------------------------------------------------------------------------------
9/30/98                 11.30       10.01      0.03         0.52        (6.70)
--------------------------------------------------------------------------------
9/30/97                  9.26       11.30      0.06         0.44        28.52
--------------------------------------------------------------------------------
9/30/96                  8.62        9.26      0.13         0.37        13.82
--------------------------------------------------------------------------------
9/30/95                  8.16        8.62      0.09         0.81        19.33
--------------------------------------------------------------------------------
9/30/94                  8.37        8.16      0.02         0.53         4.24
--------------------------------------------------------------------------------
Inception*--9/30/93      8.15        8.37      0.00         0.00         2.70+
================================================================================
   Total                                      $0.33        $4.22
================================================================================
--------------------------------------------------------------------------------
Historical Performance--Class Y Shares
--------------------------------------------------------------------------------
                        Net Asset Value
                      --------------------
                      Beginning     End       Income   Capital Gain     Total
Period Ended          of Period  of Period  Dividends  Distributions  Returns(1)
================================================================================
3/31/00                $12.93      $15.55     $0.00        $0.83        27.77%+
--------------------------------------------------------------------------------
9/30/99                 10.10       12.93      0.06         0.72        37.57
--------------------------------------------------------------------------------
9/30/98                 11.40       10.10      0.16         0.52        (6.78)
--------------------------------------------------------------------------------
9/30/97                  9.32       11.40      0.16         0.44        30.06
--------------------------------------------------------------------------------
Inception*--9/30/96      8.54        9.32      0.00         0.00         9.13+++
================================================================================
   Total                                      $0.38        $2.51
================================================================================
It is the Fund's policy to distribute dividends and capital gains, if any, annually.
--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------
                                            Without Sales Charges(1)
                                  ----------------------------------------------
                                  Class A     Class B     Class L     Class Y
================================================================================
Six Months Ended 3/31/00+         27.51%      27.08%      27.00%      27.77%
--------------------------------------------------------------------------------
Year Ended 3/31/00                37.77       36.63       36.66       38.13
--------------------------------------------------------------------------------
Five Years Ended 3/31/00          22.94       22.01       22.00         N/A
--------------------------------------------------------------------------------
Ten Years Ended 3/31/00           17.85         N/A         N/A         N/A
--------------------------------------------------------------------------------
Inception* through 3/31/00        15.66       18.88       18.05       22.43++
================================================================================
                                            With Sales Charges(2)
                                  ----------------------------------------------
                                  Class A     Class B     Class L    Class Y
================================================================================
Six Months Ended 3/31/00+         21.13%      22.08%      24.72%      27.77%
--------------------------------------------------------------------------------
Year Ended 3/31/00                30.86       31.63       34.29       38.13
--------------------------------------------------------------------------------
Five Years Ended 3/31/00          21.68       21.92       21.74         N/A
--------------------------------------------------------------------------------
Ten Years Ended 3/31/00           17.25         N/A         N/A         N/A
--------------------------------------------------------------------------------
Inception* through 3/31/00        15.34       18.88       17.88       22.43++
================================================================================

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       9

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------
                                                   Without Sales Charges(1)
================================================================================
Class A (3/31/90 through 3/31/00)                          416.86%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/00)                       259.77
--------------------------------------------------------------------------------
Class L (Inception* through 3/31/00)                       201.16
--------------------------------------------------------------------------------
Class Y (Inception* through 3/31/00)                       132.57++
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, L and Y shares are November 12, 1981, November 6, 1992, August 10, 1993 and October 13, 1995, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.
++ During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the period beginning January 31, 1996, which represents the date new share purchases were made into this class.

--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc. at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class A Shares of the
Smith Barney Fundamental Value Fund Inc. vs. Standard &Poor's 500 Index+

                            March 1990 -- March 2000

             Smith Barney\rFundamental Value Fund    Standard & Poor's 500 Index

March\90                    9,498                               10,000
Sep\90                      8,383                                9,169
Sep\91                     11,189                               12,019
Sep\92                     12,756                               13,346
Sep\93                     15,974                               15,078
Sep\94                     16,759                               15,632
Sep\95                     20,101                               20,277
Sep\96                     23,061                               24,395
Sep\97                     29,870                               34,258
Sep\98                     28,066                               37,371
Sep\99                     38,497                               47,757
March\00                   49,090                               56,114

+ Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1990, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2000, compared to the Standard & Poor's 500 Index. The Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification of Common Stock*   Investment Breakdown

 3.8%    Aluminum                            0.7%    Options Purchased
10.1%    Energy                              0.1%    Repurchase Agreement &
 6.3%    Entertainment                               Convertible Preferred Stock
 9.3%    Financial Services                  99.2%   Common Stock
 3.1%    Food and Beverages
12.0%    Health Care
 5.1%    Insurance
 2.5%    Real Estate
23.4%    Technology and Computers
 8.4%    Telecommunications
16.0%    Other

* As a percentage of total common stock.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                               March 31, 2000
--------------------------------------------------------------------------------

 SHARES                    SECURITY                                                                                VALUE
====================================================================================================================================
COMMON STOCK -- 99.2%
Aerospace -- 0.5%
   620,000            Raytheon Co., Class B Shares                                                                     $  11,005,000
------------------------------------------------------------------------------------------------------------------------------------
Aluminum -- 3.8%
 1,200,000            Alcoa Inc.+                                                                                         84,300,000
------------------------------------------------------------------------------------------------------------------------------------
Bank and Credit Companies -- 1.2%
   300,000            Chase Manhattan Corp.                                                                               26,156,250
------------------------------------------------------------------------------------------------------------------------------------
Basic Materials -- 0.5%
   300,000            Crown Cork & Seal Co., Inc.                                                                          4,800,000
   470,000            Wolverine Tube, Inc.*                                                                                6,021,875
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          10,821,875
------------------------------------------------------------------------------------------------------------------------------------
Chemicals -- 2.3%
   400,000            E.I. du Pont de Nemours & Co.                                                                       21,150,000
 2,000,000            Engelhard Corp.                                                                                     30,250,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          51,400,000
------------------------------------------------------------------------------------------------------------------------------------
Construction -- 1.8%
   950,000            Centex Corp.                                                                                        22,621,875
   773,700            Clayton Homes, Inc.+                                                                                 7,833,712
   633,700            Del Webb Corp.*                                                                                      9,386,681
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          39,842,268
------------------------------------------------------------------------------------------------------------------------------------
Consumer Products -- 0.6%
   370,000            American Greetings Corp.                                                                             6,752,500
   100,000            Procter & Gamble Co.                                                                                 5,625,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          12,377,500
------------------------------------------------------------------------------------------------------------------------------------
Energy -- 10.0%
 8,390,000            Abacan Resource Corp.*++                                                                               272,675
 3,333,334            Abacan Resource Corp.*                                                                                 175,000
   150,000            Apache Corp.                                                                                         7,462,500
   200,000            Atlantic Richfield Co.                                                                              17,000,000
   500,000            Baker Hughes Inc.                                                                                   15,125,000
   100,000            Barrett Resources Corp.*                                                                             2,981,250
   350,000            Burlington Resources Inc.                                                                           12,950,000
   400,000            Chevron Corp.                                                                                       36,975,000
   300,000            EOG Resources, Inc.                                                                                  6,356,250
   773,300            Halliburton Co.                                                                                     31,705,300
 2,925,900            Ocean Energy Inc.*                                                                                  42,059,812
   700,000            Royal Dutch Petroleum Co., NY Shares*                                                               40,293,750
   750,000            Union Pacific Resources Group Inc.                                                                  10,875,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         224,231,537
------------------------------------------------------------------------------------------------------------------------------------
Entertainment -- 6.3%
 1,350,000            Carnival Corp.                                                                                      33,496,875
 1,000,000            Fox Entertainment Group, Inc., Class A Shares*                                                      29,937,500
   775,000            Time Warner Inc.+                                                                                   77,500,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         140,934,375
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements
--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                    March 31, 2000
--------------------------------------------------------------------------------

 SHARES                                                          SECURITY                                                 VALUE
====================================================================================================================================
Financial Services -- 9.2%
   125,000            Ambac Financial Group, Inc.                                                                      $   6,296,875
   500,000            American Express Co.                                                                                74,468,750
   700,000            Bank of America Corp.                                                                               36,706,250
 1,500,000            Countrywide Credit Industries, Inc.                                                                 40,875,000
   706,000            First American Financial Corp.                                                                      10,016,375
   140,000            MBIA, Inc.+                                                                                          7,288,750
   300,000            Merrill Lynch & Co., Inc.                                                                           31,500,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         207,152,000
------------------------------------------------------------------------------------------------------------------------------------
Food & Beverages -- 3.0%
 3,500,000            Archer-Daniels-Midland Co.                                                                          36,312,500
   713,100            Fleming Cos., Inc.                                                                                  10,741,069
   600,000            PepsiCo, Inc.                                                                                       20,737,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          67,791,069
------------------------------------------------------------------------------------------------------------------------------------
Health Care -- 11.9%
   100,000            Abbott Laboratories                                                                                  3,518,750
 1,066,500            Advanced Polymer Systems, Inc.*                                                                      5,332,500
 1,035,300            AmeriSource Health Corp., Class A Shares                                                            15,529,500
 1,910,224            Aphton Corp.+*                                                                                      63,753,726
 1,827,500            Foundation Health Systems, Inc., Class A Shares+*                                                   14,620,000
 3,350,000            Health Management Associates, Inc.*                                                                 47,737,500
   550,000            Johnson & Johnson                                                                                   38,534,375
 2,000,000            McKesson HBOC, Inc.                                                                                 42,000,000
   400,000            Merck & Co., Inc.                                                                                   24,850,000
       266            Molecular Biosystems, Inc.*                                                                                333
   200,000            United HealthCare Corp.                                                                             11,925,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         267,801,684
------------------------------------------------------------------------------------------------------------------------------------
Industrials -- 2.3%
   400,000            Deere & Co.+                                                                                        15,200,000
   140,000            Honeywell International Inc.                                                                         7,376,250
   819,100            Precision Castparts Corp.                                                                           29,897,150
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          52,473,400
------------------------------------------------------------------------------------------------------------------------------------
Insurance -- 5.1%
   600,000            American International Group, Inc.                                                                  65,700,000
 1,115,000            MGIC Investment Corp.                                                                               48,641,875
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         114,341,875
------------------------------------------------------------------------------------------------------------------------------------
Metals -- 1.9%
 1,645,300            Brush Wellman Inc.                                                                                  28,998,413
   335,280            Cameco Corp.                                                                                         3,478,530
   945,000            RTI International Metals, Inc.*                                                                      8,327,812
   100,000            USX-U.S. Steel Group                                                                                 2,500,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          43,304,755
------------------------------------------------------------------------------------------------------------------------------------
Natural Resources -- 0.2%
   534,600            Arch Coal, Inc.                                                                                      3,742,200
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements
--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                    March 31, 2000
--------------------------------------------------------------------------------

 SHARES                                                       SECURITY                                                  VALUE
====================================================================================================================================
Paper Products -- 1.9%
 2,000,000            Asia Pulp & Paper Co., Ltd.+*                                                                   $   14,750,000
   500,000            Smurfit-Stone Container Corp.+*                                                                      8,468,750
   360,000            Weyerhaeuser Co.+                                                                                   20,520,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          43,738,750
------------------------------------------------------------------------------------------------------------------------------------
Real Estate -- 2.4%
 1,050,000            The Rouse Co.                                                                                       22,181,250
   725,000            Spieker Properties, Inc.                                                                            32,262,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          54,443,750
------------------------------------------------------------------------------------------------------------------------------------
Retail -- 0.7%
   400,000            Albertson's, Inc.                                                                                   12,400,000
   150,000            May Department Stores Co.*                                                                           4,275,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          16,675,000
------------------------------------------------------------------------------------------------------------------------------------
Technology and Computers -- 23.2%
 1,200,000            Adobe Systems Inc.                                                                                 133,575,000
   425,000            Cypress Semiconductor Corp.*                                                                        20,957,813
 2,850,000            Hitachi, Ltd.                                                                                       33,872,666
   600,000            Intel Corp.                                                                                         79,162,500
   600,000            International Business Machines Corp.                                                               70,800,000
   380,000            Motorola, Inc.                                                                                      54,102,500
   800,000            Texas Instruments Inc.                                                                             128,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         520,470,479
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 8.3%
 1,650,000            AT&T Corp.                                                                                          92,812,500
 1,200,000            Cox Communications, Inc.+*                                                                          58,200,000
   100,000            MCI WorldCom, Inc.*                                                                                  4,531,250
   480,000            Scientific-Atlanta, Inc.+                                                                           30,450,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         185,993,750
------------------------------------------------------------------------------------------------------------------------------------
Toys -- 0.5%
 1,000,000            Mattel, Inc.                                                                                        10,437,500
------------------------------------------------------------------------------------------------------------------------------------
Transportation -- 1.5%
   400,000            General Motors Corp.                                                                                33,125,000
------------------------------------------------------------------------------------------------------------------------------------
Waste Management -- 0.1%
   415,900            Azurix Corp.*                                                                                        3,119,250
------------------------------------------------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCK
                      (Cost-- $1,221,869,620)                                                                          2,225,679,267
====================================================================================================================================

                       See Notes to Financial Statements
--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                    March 31, 2000
--------------------------------------------------------------------------------

 SHARES                                                         SECURITY                                                  VALUE
====================================================================================================================================

OPTIONS PURCHASED -- 0.7%
Index -- 0.6%

                      Nasdaq 100 Index:
    80,500              Put @ $110, Expire 1/19/01                                                                 $       1,449,000
   197,000              Put @ $200, Expire 1/19/01                                                                         2,585,625
   125,000            S&P 500 Index Put @ $1,400, Expire 12/15/00                                                          7,750,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          11,784,625
------------------------------------------------------------------------------------------------------------------------------------
Technology and Computers -- 0.1%
   100,000            Texas Instruments Inc. Put @ $180, Expire 7/21/00                                                    3,100,000
------------------------------------------------------------------------------------------------------------------------------------
                      TOTAL OPTIONS PURCHASED
                      (Cost -- $12,827,907)                                                                               14,884,625
====================================================================================================================================
CONVERTIBLE PREFERRED STOCK -- 0.0%
    54,818            Webforia Inc. (Cost -- $500,000)                                                                       500,000
====================================================================================================================================
WARRANTS -- 0.0%
    10,719            Webforia Inc., Expire 7/14/05* (Cost -- $0)                                                                  0
====================================================================================================================================

  FACE
 AMOUNT                           SECURITY                                                                                VALUE
====================================================================================================================================
REPURCHASE AGREEMENT -- 0.1%
$2,439,000            J.P. Morgan, 6.080% due 4/3/00; Proceeds at maturity -- $2,440,236;
                        (Fully collateralized by U.S. Treasury Notes, 5.250% to 5.875% due
                        5/31/01 to 1/15/09; Market value -- $2,463,429) (Cost -- $2,439,000)                               2,439,000
====================================================================================================================================
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $1,237,636,527**)                                                                    $2,243,502,892
====================================================================================================================================

+    All or a portion of this security is on loan (See Note 6).
*    Non-income producing security.
++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements
--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      15

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                   March 31, 2000
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost--$1,237,636,527)                                                                       $2,243,502,892
  Cash                                                                                                                          174
  Collateral for securities on loan (Note 6)                                                                            128,407,619
  Receivable for Fund shares sold                                                                                         6,641,285
  Dividends and interest receivable                                                                                       2,714,832
  Receivable for securities sold                                                                                          2,509,666
------------------------------------------------------------------------------------------------------------------------------------
  Total Assets                                                                                                        2,383,776,468
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities on loan (Note 6)                                                                               128,407,619
  Payable for securities purchased                                                                                        6,290,040
  Options written (Premium received-- $9,908,233) (Note 5)                                                                5,923,438
  Payable for Fund shares purchased                                                                                       3,947,264
  Distribution fees payable                                                                                                 436,474
  Investment advisory fees payable                                                                                          699,133
  Administration fees payable                                                                                               618,113
  Accrued expenses                                                                                                        1,363,225
------------------------------------------------------------------------------------------------------------------------------------
  Total Liabilities                                                                                                     147,685,306
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                                     $2,236,091,162
====================================================================================================================================
NET ASSETS:
  Par value of capital shares                                                                                        $      145,856
  Capital paid in excess of par value                                                                                 1,122,191,312
  Overdistributed net investment income                                                                                  (2,144,257)
  Accumulated net realized gain from security transactions and options                                                  106,049,562
  Net unrealized appreciation of investments, options and foreign currencies                                          1,009,848,689
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                                     $2,236,091,162
====================================================================================================================================
Shares Outstanding:
  Class A                                                                                                                57,396,330
  ----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                                73,497,072
  ----------------------------------------------------------------------------------------------------------------------------------
  Class L                                                                                                                 9,281,249
  ----------------------------------------------------------------------------------------------------------------------------------
  Class Y                                                                                                                 5,680,947
  ----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                                                                             $15.48
  ----------------------------------------------------------------------------------------------------------------------------------
  Class B *                                                                                                                  $15.21
  ----------------------------------------------------------------------------------------------------------------------------------
  Class L **                                                                                                                 $15.20
  ----------------------------------------------------------------------------------------------------------------------------------
  Class Y (and redemption price)                                                                                             $15.55
  ----------------------------------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.26% of net asset value per share)                                                          $16.29
  ----------------------------------------------------------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)                                                          $15.35
====================================================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 3).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)      For the Six Months Ended March 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                                                                             $10,770,181
  Interest                                                                                                                1,066,509
  Less: Foreign withholding tax                                                                                             (12,009)
------------------------------------------------------------------------------------------------------------------------------------
  Total Investment Income                                                                                                11,824,681
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 3)                                                                                              6,398,182
  Investment advisory fees (Note 3)                                                                                       5,232,202
  Administration fees (Note 3)                                                                                            1,937,604
  Shareholder and system servicing fees                                                                                   1,048,875
  Shareholder communications                                                                                                175,479
  Registration fees                                                                                                          84,330
  Audit and legal                                                                                                            44,845
  Directors' fees                                                                                                            40,785
  Custody                                                                                                                    36,098
  Other                                                                                                                      16,801
------------------------------------------------------------------------------------------------------------------------------------
  Total Expenses                                                                                                         15,015,201
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Loss                                                                                                      (3,190,520)
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCIES (NOTES 4 AND 5):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities)                                                              138,008,806
   Options written                                                                                                       (6,441,928)
   Options purchased                                                                                                     (1,253,488)
------------------------------------------------------------------------------------------------------------------------------------
  Net Realized Gain                                                                                                     130,313,390
------------------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments, Options and Foreign Currencies:
   Beginning of period                                                                                                  660,933,422
   End of period                                                                                                      1,009,848,689
------------------------------------------------------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                                                               348,915,267
------------------------------------------------------------------------------------------------------------------------------------
Net Gain on Investments, Options and Foreign Currencies                                                                 479,228,657
------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                                                                 $476,038,137
====================================================================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      17

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
For the Six Months Ended March 31, 2000 (unaudited) and the Year Ended September 30, 1999

                                                                                                2000                        1999
====================================================================================================================================

OPERATIONS:
  Net investment loss                                                                          $(3,190,520)               $(809,311)
  Net realized gain                                                                            130,313,390              151,877,298
  Increase in net unrealized appreciation                                                      348,915,267              323,038,699
------------------------------------------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                                                       476,038,137              474,106,686
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                               --                 (1,279,510)
  Net realized gains                                                                          (114,538,420)             (94,958,684)
------------------------------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders                                   (114,538,420)             (96,238,194)
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                                                             344,765,150              311,525,828
  Net asset value of shares issued for reinvestment of dividends                               104,227,495               87,370,632
  Cost of shares reacquired                                                                   (304,478,806)            (403,471,373)
------------------------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Fund Share Transactions                               144,513,839               (4,574,913)
------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                                         506,013,556              373,293,579
NET ASSETS:
  Beginning of period                                                                        1,730,077,606            1,356,784,027
------------------------------------------------------------------------------------------------------------------------------------
  End of period*                                                                            $2,236,091,162           $1,730,077,606
====================================================================================================================================
* Includes undistributed (overdistributed) net investment income of:                           $(2,144,257)              $1,046,263
====================================================================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies
Smith Barney Fundamental Value Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and ask price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; interest income is recorded on the accrual basis; (e) realized gains or losses on the sale of securities are calculated based on the specific identification method;
(f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $857,820 was reclassified to paid in capital. Net investment income, net realized gains and net assets were not affected by this adjustment;
(i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward foreign currency contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.


2. Repurchase Agreements
The Fund purchases, and its custodian takes possession of, U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


3. Investment Advisory Agreement and Other Transactions
SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser of the Fund. The Fund pays SSBC an advisory fee calculated at an

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      19

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

annual rate of 0.55% on the first $1.5 billion of average daily net assets; 0.50% on the next $0.5 billion; 0.49% on the next $0.5 billion; 0.46% on the next $1.0 billion and 0.38% on the average daily net assets in excess of $3.5 billion. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which it receives a fee calculated at an annual rate of 0.20% on the first $2.0 billion of average daily net assets; 0.16% on the next $0.5 billion; 0.14% on the next $1.0 billion and 0.12% on the average daily net assets in excess of $3.5 billion. This fee is calculated daily and paid monthly.

Effective October 1999, Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the period October 1, 1999 through March 31, 2000, the Fund paid transfer agent fees of $734,145 to CFTC.

CFBDS, Inc. ("CFBDS"), acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

SSB acts as the primary broker for its portfolio agency transactions. For the six months ended March 31, 2000, SSB received total brokerage commissions of $1,687,805.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2000, CFBDS and SSB received sales charges of $478,000 and $292,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were:

                             Class A      Class B      Class L
==============================================================
CDSCs                        $1,000       $320,000     $10,000
==============================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended March 31, 2000, total Distribution Plan fees incurred were:

                            Class A       Class B      Class L
==============================================================
Distribution Plan Fees     $962,505      $4,910,237   $525,440
==============================================================

All officers and one Director of the Fund are employees of SSB.


4. Investments

During the six months ended March 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:
===================================================================
Purchases                                              $378,166,111
-------------------------------------------------------------------
Sales                                                   311,078,539
===================================================================

At March 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:
================================================================================
Gross unrealized appreciation                                    $1,069,126,480
Gross unrealized depreciation                                       (63,260,115)
--------------------------------------------------------------------------------
Net unrealized appreciation                                      $1,005,866,365
================================================================================

--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At March 31, 2000, the Fund held purchased put options with a total cost of $12,827,907.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following covered call option transactions occurred during the six months ended March 31, 2000:

                                                                                                 Number of
                                                                                                 Contracts               Premiums
===================================================================================================================================
Options written, outstanding at September 30, 1999                                                   6,000             $  2,440,918
Options written during the six months ended March 31, 2000                                          55,300               13,934,018
Options cancelled in closing purchase transactions                                                 (17,800)              (4,400,772)
Options expired                                                                                     (4,000)              (2,065,931)
-----------------------------------------------------------------------------------------------------------------------------------
Options written, outstanding at March 31, 2000                                                      39,500             $  9,908,233
===================================================================================================================================

The following represents the covered call option written contracts open as of March 31, 2000:

Number of                                                                  Strike
Contracts         Security                                Expiration        Price          Value
===================================================================================================
12,000            Adobe Systems Inc.                        4/20/00         $130.0       $3,600,000
 4,250            Cypress Semiconductor Corp.               4/20/00           65.0          212,500
 5,500            Precision Castparts Corp.                 4/20/00           40.0          275,000
 2,000            Scientific-Atlanta, Inc.                  4/20/00           82.5          112,500
 7,000            Texas Instruments Inc.                    4/20/00          220.0          284,375
 1,000            Texas Instruments Inc.                    4/20/00          220.0          712,500
 7,750            Time Warner Inc.                          4/20/00          115.0          726,563
---------------------------------------------------------------------------------------------------
                  Total Covered Call Options Written
                  (Premiums received -- $9,908,233)                                      $5,923,438
===================================================================================================

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      21

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Lending of Portfolio Securities
The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At March 31, 2000, the Fund loaned common stocks having a value of approximately $135,911,603 and holds the following collateral for loaned securities:

Security Description                                                   Value
================================================================================
Time Deposits:
  Bank of Brussels, 6.340% due 4/3/00                               $ 27,974,065
  Banque Paribas, 6.310% due 4/3/00                                   27,955,729
  Barclays Bank, 6.310% due 4/3/00                                    20,104,308
  Credit Agricole, 6.080% due 4/3/00                                  10,447,417
Commercial Paper:
  Grant Funding, 6.060% due 6/1/00                                       539,841
  Morgan Stanley, 5.880% due 4/3/00                                    1,684,101
Floating Rate Commercial Paper:
  American Home Products, 5.480% due 4/20/00                          12,882,407
Repurchase Agreement:
  Warburg Dillon Read, 6.100% due 4/3/00                               2,315,150
Floating Rate Note:
  AmSouth Bank, 5.730% due 1/25/01                                     2,123,283
  Goldman, Sachs & Co., 5.280% due 8/23/00                            22,381,318
--------------------------------------------------------------------------------
Total                                                               $128,407,619
================================================================================

Income earned by the Fund from securities loaned for the six months ended March 31, 2000 was $351,545.

7. Capital Shares
At March 31, 2000, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At March 31, 2000, total paid-in capital amounted to the following for each class:

                               Class A        Class B        Class L         Class Y
=======================================================================================
Total Paid-in Capital       $459,404,613    $523,733,129    $95,687,472     $43,511,954
=======================================================================================

--------------------------------------------------------------------------------
22                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                             Six Months Ended                               Year Ended
                                                              March 31, 2000                            September 30, 1999
                                                       -------------------------------            ----------------------------------
                                                         Shares              Amount                Shares                 Amount
====================================================================================================================================
Class A
Shares sold                                            14,092,259         $ 195,689,440            13,343,016         $ 168,308,152
Shares issued on reinvestment                           3,298,059            43,864,179             3,453,723            36,264,097
Shares reacquired                                     (12,755,657)         (176,405,073)          (15,710,481)         (194,184,251)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                            4,634,661         $  63,148,546             1,086,258         $  10,387,998
====================================================================================================================================
Class B
Shares sold                                             7,424,737         $ 101,639,181             8,433,658         $ 106,180,906
Shares issued on reinvestment                           4,174,899            54,691,182             4,525,136            47,197,171
Shares reacquired                                      (7,528,082)         (102,815,289)          (15,085,068)         (178,838,523)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                 4,071,554         $  53,515,074            (2,126,274)        $ (25,460,446)
====================================================================================================================================
Class L+
Shares sold                                             3,370,728         $  46,523,683             2,189,761         $  27,588,163
Shares issued on reinvestment                             433,318             5,672,134               374,819             3,909,364
Shares reacquired                                      (1,153,779)          (15,845,632)           (1,666,631)          (20,095,599)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                            2,650,267         $  36,350,185               897,949         $  11,401,928
====================================================================================================================================
Class Y
Shares sold                                                69,495         $     912,846               854,600         $   9,448,607
Shares issued on reinvestment                                --                    --                    --                    --
Shares reacquired                                        (649,435)           (9,412,812)             (785,232)          (10,353,000)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                  (579,940)        $  (8,499,966)               69,368         $    (904,393)
====================================================================================================================================

+    On June 12, 1998, Class C shares were renamed Class L shares.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      23

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended September 30, except where noted:

Class A Shares                                  2000(1)(2)     1999(2)     1998(2)          1997            1996             1995
====================================================================================================================================
Net Asset Value, Beginning of Period        $    12.90      $   10.07    $   11.37       $    9.31       $    8.66       $    8.20
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.00*          0.04         0.09            0.11            0.20            0.17
  Net realized and unrealized gain (loss)         3.41           3.53        (0.76)           2.52            1.01            1.23
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               3.41           3.57        (0.67)           2.63            1.21            1.40
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             --          (0.02)       (0.11)          (0.13)          (0.19)          (0.13)
  Net realized gains                             (0.83)         (0.72)       (0.52)          (0.44)          (0.37)          (0.81)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.83)         (0.74)       (0.63)          (0.57)          (0.56)          (0.94)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    15.48      $   12.90    $   10.07       $   11.37       $    9.31       $    8.66
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                     27.51%++       37.17%       (6.04)%         29.53%          14.73%          19.94%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $  888,639      $ 680,603    $ 520,627       $ 606,054       $ 458,208       $ 386,297
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.13%+         1.17%        1.15%           1.14%           1.22%           1.34%
  Net investment income                           0.09+          0.35         0.81            1.14            2.32            2.19
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             16%            43%          41%             46%             57%             45%
====================================================================================================================================

Class B Shares                                  2000(1)(2)     1999(2)        1998(2)        1997            1996            1995
====================================================================================================================================
Net Asset Value, Beginning of Period            $12.73         $10.01         $11.31         $9.26           $8.62           $8.16
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                   (0.05)         (0.05)          0.00*         0.03            0.13            0.12
  Net realized and unrealized gain (loss)         3.36           3.49          (0.75)         2.52            1.01            1.23
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               3.31           3.44          (0.75)         2.55            1.14            1.35
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             --             --          (0.03)        (0.06)          (0.13)          (0.08)
  Net realized gains                             (0.83)         (0.72)         (0.52)        (0.44)          (0.37)          (0.81)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.83)         (0.72)         (0.55)        (0.50)          (0.50)          (0.89)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $15.21         $12.73         $10.01        $11.31           $9.26           $8.62
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                     27.08%++       36.00%         (6.79)%       28.62%          13.82%          19.19%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $1,117,978       $884,088       $716,239      $930,436        $703,552        $538,759
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.90%+         1.94%          1.92%         1.90%           1.97%           2.09%
  Net investment income (loss)                   (0.68)+        (0.42)          0.04          0.38            1.56            1.44
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             16%            43%            41%           46%             57%             45%
====================================================================================================================================

(1)  For the six months ended March 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
24                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended September 30, except where noted:

Class L Shares                                2000(1)(2)      1999(2)        1998(2)(3)      1997            1996            1995
====================================================================================================================================
Net Asset Value, Beginning of Period            $12.73         $10.01         $11.30         $9.26           $8.62           $8.16
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                   (0.05)         (0.05)          0.00*         0.03            0.14            0.12
  Net realized and unrealized gain (loss)         3.35           3.49          (0.74)         2.51            1.00            1.24
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               3.30           3.44          (0.74)         2.54            1.14            1.36
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             --             --          (0.03)        (0.06)          (0.13)          (0.09)
  Net realized gains                             (0.83)         (0.72)         (0.52)        (0.44)          (0.37)          (0.81)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.83)         (0.72)         (0.55)        (0.50)          (0.50)          (0.90)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $15.20         $12.73         $10.01        $11.30           $9.26           $8.62
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                     27.00%++       36.00%         (6.70)%       28.52%          13.82%          19.33%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $141,109        $84,402        $57,367       $71,874         $44,539         $21,812
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.91%+         1.95%          1.93%         1.92%           1.96%           2.09%
  Net investment income (loss)                   (0.66)+        (0.43)          0.03          0.36            1.52            1.44
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             16%            43%            41%           46%             57%             45%
====================================================================================================================================

Class Y Shares                                2000(1)(2)      1999(2)         1998(2)        1997           1996(4)
====================================================================================================================================
Net Asset Value, Beginning of Period            $12.93         $10.10         $11.40         $9.32           $8.54
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.03           0.09           0.12          0.14            0.23
  Net realized and unrealized gain (loss)         3.42           3.52          (0.74)         2.54            0.55
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               3.45           3.61          (0.62)         2.68            0.78
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             --          (0.06)         (0.16)        (0.16)             --
  Net realized gains                             (0.83)         (0.72)         (0.52)        (0.44)             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.83)         (0.78)         (0.68)        (0.60)             --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $15.55         $12.93         $10.10        $11.40           $9.32
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                     27.77%++       37.57%         (6.78)%       30.06%           9.13%#++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $88,365        $80,984        $62,551      $108,578         $44,641
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        0.78%+         0.82%          0.79%         0.78%           0.75%+
  Net investment income                           0.42+          0.71           1.15          1.48            2.58+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             16%            43%            41%           46%             57%
====================================================================================================================================

(1)  For the six months ended March 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  On June 12, 1998, Class C shares were renamed Class L shares.
(4)  For the period from October 13, 1995 (inception date) to September 30,
     1996.
*    Amount represents less than $0.01 per share.
# During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the period beginning January 31, 1996, which represents the date new share purchases were made into this class.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      25

Smith Barney Fundamental Value Fund Inc.

Directors
Lloyd J. Andrews
Robert M. Frayn, Jr.
Leon P. Gardner
David E. Maryatt
Heath B. McLendon, Chairman
Frederick O. Paulsell
Jerry A. Viscione
Julie W. Weston

Officers
Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

John G. Goode
Vice President and Investment Officer

Peter Hable
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.

Custodian
PFPC Trust Company

Transfer Agent
Citi Fiduciary Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699


This report is submitted for the general information of shareholders of Smith Barney Fundamental Value Fund Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

[LOGO OF SALOMON SMITH BARNEY]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney Fundamental Value Fund Inc.
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds